Income (loss) per share (Tables)	12 Months Ended
Dec. 31, 2019
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Schedule of Income or Loss Per Common and Preferred Share
The following table shows the calculation of income or loss per common and preferred share in thousands, except for values per share:

	For the year ended December 31,
	2019	2018 (Restated)	2017 (Restated)
Numerator
Net income ( loss )	(2,403,086)	(635,731)	424,513
Denominator
Weighted average number of common shares	928,965,058	928,965,058	928,965,058
Weighted average number of preferred shares	328,571,282	325,310,485	303,200,642
75 preferred shares (*)	75.0	75.0	75.0
Weighted average number of preferred equivalent shares (*)	340,957,483	337,696,686	315,586,842
Weighted average number of common equivalent shares (**)	25,571,811,221	25,327,251,414	23,669,013,177
Weighted average number of shares based payment	9,865,114	11,530,390	15,446,459
Weighted average number of shares that would have been issued at average market price	6,805,600	6,400,619	9,253,991
Basic net loss per common share	(0.09)	(0.03)	0.02
Diluted net loss per common share	(0.09)	(0.03)	0.02
Basic net loss per preferred share	(7.05)	(1.88)	1.35
Diluted net loss per preferred share	(7.05)	(1.88)	1.32

(*)
Refers to a participation in the total equity value of the Company, calculated as if all 928,965,058 common shares outstanding had been converted into 12,386,200 preferred shares at the conversion ratio of 75 common shares to 1.0 preferred share.

(**)
Refers to a participation in the total equity value of the Company, calculated as if the weighted average preferred shares outstanding had been converted into common shares at the conversion ratio of 75 common shares to 1.0 preferred share